UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: (281) 362-6800
_____________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 17, 2018, the following proposals were submitted to the stockholders of Newpark Resources, Inc. (the “Company”) at the Company’s 2018 Annual Meeting of Stockholders.

1.	The election of seven directors to the Board of Directors;
2.	An advisory vote on named executive officer compensation; and
3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2018.
The proposals are more fully described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2018 (the “Proxy Statement”). The following are the final vote results along with a brief description of each proposal.
Proposal 1: Election of Directors - the stockholders of the Company elected each of the following director nominees for a term that will continue until the 2019 Annual Meeting of Stockholders.

Director	Votes For	Withheld	Broker Non-Votes
Anthony J. Best	73,833,695	1,662,872	5,761,427
G. Stephen Finley	73,846,494	1,650,073	5,761,427
Paul L. Howes	73,995,035	1,501,532	5,761,427
Roderick A. Larson	69,695,304	5,801,263	5,761,427
John C. Mingé	73,924,810	1,571,757	5,761,427
Rose M. Robeson	74,049,420	1,447,147	5,761,427
Gary L. Warren	73,152,247	2,344,320	5,761,427
Proposal 2: An advisory vote on named executive officer compensation - the stockholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
71,163,675	4,223,135	109,757	5,761,427
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm - the stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2018.

For	Against	Abstain	Broker Non-Votes
80,332,940	919,397	5,657	5,761,427

Item 7.01 Regulation FD Disclosure.
On May 17, 2018, the Board of Directors elected, effective immediately, Anthony J. Best as the Company’s Chairman of the Board. Mr. Best succeeds David C. Anderson, who has served as non-executive Chairman of the Board since May 2014. Mr. Best is an independent director as that term is defined in the listing standards of the New York Stock Exchange. Because our current Board structure separates the role of Chairman of the Board and Chief Executive Officer, the Board does not believe it is necessary to appoint a Lead Independent Director.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Newpark Resources, Inc. dated May 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated:	May 21, 2018	By:	/s/ Gregg S. Piontek
Gregg S. Piontek, Senior Vice President and Chief Financial Officer
(Principal Financial Officer)